GUINNESS ATKINSON FUNDS

SmartETFs Sustainable Energy II ETF (the “Fund”)

December 21, 2021

Supplement to the Summary Prospectus dated May 10, 2021, Prospectus and Statement of Additional

Information, each dated May 1, 2021.

This supplement contains important information about a change in where the Fund’s shares are listed for trading.

Effective January 3, 2022, the primary listing exchange for the Fund’s shares will be the NYSE Arca, Inc. The Fund’s ticker symbol on NYSE Arca will be “SULR”. Effective January 3, 2022, references in the summary prospectus, prospectus and statement of additional information to Cboe BZX as the Fund’s primary listing exchange will be replaced by NYSE Arca, Inc.

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of

Additional Information for future reference.